SECURED CONVERTIBLE PROMISSORY NOTE

Effective Date: November 4, 2014

U.S. $1,687,500.00

FOR VALUE RECEIVED, VAPOR HUB INTERNATIONAL INC., a Nevada corporation (“Borrower”), promises to pay to TYPENEX CO-INVESTMENT, LLC, a Utah limited liability company, or its successors or assigns (“Lender”), $1,687,500.00 and any interest, fees, charges, and late fees on the date that is fifty-three (53) months after the Purchase Price Date (as defined below) (the “Maturity Date”) in accordance with the terms set forth herein and to pay interest on the Outstanding Balance (as defined below) (including all Tranches (as defined below), both Conversion Eligible Tranches (as defined below) and Subsequent Tranches (as defined below) that have not yet become Conversion Eligible Tranches) at the rate of ten percent (10%) per annum from the Purchase Price Date until the same is paid in full. This Secured Convertible Promissory Note (this “Note”) is issued and made effective as of November 4, 2014 (the “Effective Date”). For purposes hereof, the “Outstanding Balance” of this Note means, as of any date of determination, the Purchase Price (as defined below), as reduced or increased, as the case may be, pursuant to the terms hereof for redemption, conversion, offset, or otherwise, plus any original issue discount (“OID”), the Transaction Expense Amount (as defined below), accrued but unpaid interest, collection and enforcements costs (including attorneys’ fees) incurred by Lender, transfer, stamp, issuance and similar taxes and fees related to Conversions (as defined below), and any other fees or charges (including without limitation late charges) incurred under this Note. This Note is issued pursuant to that certain Securities Purchase Agreement dated November 4, 2014, as the same may be amended from time to time (the “Purchase Agreement”), by and between Borrower and Lender. All interest calculations hereunder shall be computed on the basis of a 360-day year comprised of twelve (12) thirty (30) day months, shall compound daily and shall be payable in accordance with the terms of this Note. Certain capitalized terms used herein but not otherwise defined shall have the meaning ascribed thereto in the Purchase Agreement. Certain other capitalized terms used herein are defined in Attachment 1 attached hereto and incorporated herein by this reference.

This Note carries an OID of $80,000.00. In addition, Borrower agrees to pay $7,500.00 to Lender to cover Lender’s legal fees, accounting costs, due diligence, monitoring and other transaction costs incurred in connection with the purchase and sale of this Note (the “Transaction Expense Amount”), all of which amount is included in the initial principal balance of this Note. The purchase price for this Note shall be $1,600,000.00 (the “Purchase Price”), computed as follows: $1,687,500.00 original principal balance, less the OID, less the Transaction Expense Amount. The Purchase Price shall be payable by delivery to Borrower at Closing of the Investor Notes and a wire transfer of immediately available funds in the amount of the Initial Cash Purchase Price (as defined in the Purchase Agreement). For purposes hereof, the term “Purchase Price Date” means the date the Initial Cash Purchase Price is delivered by Lender to Borrower.

Nothwithstanding any other provision contained in this Note, the conversion by Lender of any portion of the Outstanding Balance shall only be exercisable in eleven (11) tranches (each, a “Tranche”), consisting of (i) an initial Tranche in an amount equal to $217,500.00 and any interest, costs, fees, or charges accrued thereon or added thereto under the terms of this Note and other Transaction Document (as defined in the Purchase Agreement) (the “Initial Tranche”), and (ii) ten (10) additional Tranches, two (2) of which are in the amount of $105,000.00, plus any interest, costs, fees or charges accrued thereon or added thereto under the terms of this Note and the other Transaction Documents and eight (8) of which are in the amount of $157,500.00, plus any interest, costs, fees or charges accrued thereon or added thereto under the terms of this Note and the other Transaction Documents (each, a “Subsequent Tranche”). The Initial Tranche shall correspond to the Initial Cash Purchase Price, $10,000.00 of the OID and the Transaction Expense Amount, and may be converted any time subsequent to the Purchase Price Date. The first Subsequent Tranche shall correspond to Investor Note #1 and $5,000.00 of the OID, the second Subsequent Tranche shall correspond to Investor Note #2 and $5,000.00 of the OID, the third Subsequent Tranche shall correspond to Investor Note #3 and $7,500.00 of the OID, the fourth Subsequent Tranche shall correspond to Investor Note #4 and $7,500.00 of the OID, the fifth Subsequent Tranche shall correspond to Invest Note #5 and $7,500.00 of the OID, the sixth Subsequent Tranche shall correspond to Investor Note #6 and $7,500.00 of the OID, the seventh Subsequent Tranche shall correspond to Investor Note #7 and $7,500.00 of the OID, the eighth Subsequent Tranche shall correspond to Investor Note #8 and $7,500.00 of the OID,  the ninth Subsequent Tranche shall correspond to Investor Note #9 and $7,500.00 of the OID, and the tenth Subsequent Tranche shall correspond to the Investor Note #10 and $7,500.00 of the OID. Lender’s right to convert any portion of any of the Subsequent Tranches is conditioned upon (i) Borrower’s prior consent to the payment in full of the Investor Note corresponding to such Subsequent Tranche and (ii) Lender’s payment in full of the Investor Note corresponding to such Subsequent Tranche (upon the satisfaction of such conditions, such Subsequent Tranche becomes a “Conversion Eligible Tranche”). For the avoidance of doubt, subject to the other terms and conditions hereof (including, without limitation, Section 3.2), the Initial Tranche shall be deemed a Conversion Eligible Tranche as of the Purchase Price Date for all purposes hereunder and may be converted in whole or in part at any time subsequent to the Purchase Price Date, and each Subsequent Tranche that becomes a Conversion Eligible Tranche may be converted in whole or in part at any time subsequent to the first date on which such Subsequent Tranche becomes a Conversion Eligible Tranche. For all purposes hereunder, Conversion Eligible Tranches shall be converted (or redeemed, as applicable) in order of the lowest-numbered Conversion Eligible Tranche. At all times hereunder, the aggregate amount of any costs, fees or charges incurred by or assessable against Borrower hereunder, including, without limitation, any fees, charges or premiums incurred in connection with an Event of Default (as defined below), shall be added to the lowest-numbered then-current Conversion Eligible Tranche.

1.

Payment; Prepayment. Provided there is an Outstanding Balance, on each Installment Date (as defined below), Borrower shall pay to Lender an amount equal to the Installment Amount (as defined below) due on such Installment Date in accordance with Section 8. All payments owing hereunder shall be in lawful money of the United States of America or Conversion Shares (as defined below), as provided for herein, and delivered to Lender at the address furnished to Borrower for that purpose. All payments shall be applied first to (a) costs of collection, if any, then to (b) fees and charges, if any, then to (c) accrued and unpaid interest, and thereafter, to (d) principal. Notwithstanding the foregoing, so long as Borrower has not received a Lender Conversion Notice (as defined below) or an Installment Notice (as defined below) from Lender where the applicable Conversion Shares have not yet been delivered and so long as no Event of Default has occurred since the Effective Date (whether declared by Lender or undeclared) which is continuing, then Borrower shall have the right, exercisable on not less than five (5) Trading Days prior written notice to Lender to prepay the Outstanding Balance of this Note, in full, in accordance with this Section 1. Any notice of prepayment hereunder (an “Optional Prepayment Notice”) shall be delivered to Lender at its registered address and shall state: (y) that Borrower is exercising its right to prepay this Note, and (z) the date of prepayment, which shall be not less than five (5) Trading Days from the date of the Optional Prepayment Notice. On the date fixed for prepayment (the “Optional Prepayment Date”), Borrower shall make payment of the Optional Prepayment Amount (as defined below) to or upon the order of Lender as may be specified by Lender in writing to Borrower. If Borrower exercises its right to prepay this Note, Borrower shall make payment to Lender of an amount in cash (the “Optional Prepayment Amount”) equal to 125% (the “Prepayment Premium”) multiplied by the then Outstanding Balance of this Note. In the event Borrower delivers the Optional Prepayment Amount to Lender prior to the Optional Prepayment Date or without delivering an Optional Prepayment Notice to Lender as set forth herein without Lender’s prior written consent, the Optional Prepayment Amount shall not be deemed to have been paid to Lender until the Optional Prepayment Date. Moreover, in such event the Optional Prepayment Liquidated Damages Amount will automatically be added to the Outstanding Balance of this Note on the day Borrower delivers the Optional Prepayment Amount to Lender. In the event Borrower delivers the Optional Prepayment Amount without an Optional Prepayment Notice, then the Optional Prepayment Date will be deemed to be the date that is five (5) Trading Days from the date that the Optional Prepayment Amount was delivered to Lender. In addition, if Borrower delivers an Optional Prepayment Notice and fails to pay the Optional Prepayment Amount due to Lender within two (2) Trading Days following the Optional Prepayment Date, Borrower shall forever forfeit its right to prepay this Note.

2.

Security. This Note is secured by that certain Security Agreement of even date herewith, as the same may be amended from time to time (the “Security Agreement”), executed by Borrower in favor of Lender encumbering the Investor Notes, as more specifically set forth in the Security Agreement, all the terms and conditions of which are hereby incorporated into and made a part of this Note.

3.

Lender Optional Conversion.

3.1.

Lender Conversion Price. Subject to adjustment as set forth in this Note, the conversion price for each Lender Conversion (as defined below) shall be $0.10 (the “Lender Conversion Price”).

3.2.

Lender Conversions. Lender has the right at any time on or after the date that is six (6) months after the Purchase Price Date until the Outstanding Balance has been paid in full, including without limitation (i) until any Optional Prepayment Date (even if Lender has received an Optional Prepayment Notice) or at any time thereafter with respect to any amount that is not prepaid, and (ii) during or after any Fundamental Default Measuring Period, at its election, to convert (each instance of conversion is referred to herein as a “Lender Conversion”) all or any part of the Outstanding Balance into shares (“Lender Conversion Shares”) of fully paid and non-assessable common stock, $0.001 par value per share (“Common Stock”), of Borrower as per the following conversion formula: the number of Lender Conversion Shares equals the amount being converted (the “Conversion Amount”) divided by the Lender Conversion Price. Conversion notices in the form attached hereto as Exhibit A (each, a “Lender Conversion Notice”) are required to be delivered to Borrower by facsimile or email to the fax number or email address designated by Borrower from time to time), and all Lender Conversions shall be cashless and not require further payment from Lender. Borrower shall deliver the Lender Conversion Shares from any Lender Conversion to Lender in accordance with Section 9 below within three (3) Trading Days of Lender’s delivery of the Lender Conversion Notice to Borrower.

3.3.

Application to Installments. Notwithstanding anything to the contrary herein, including without limitation Section 8 hereof, Lender may, in its sole discretion, apply all or any portion of any Lender Conversion toward any Installment Conversion (as defined below), even if such Installment Conversion is pending, as determined in Lender’s sole discretion, by delivering written notice of such election (which notice may be included as part of the applicable Lender Conversion Notice) to Borrower at any date on or prior to the applicable Installment Date. In such event, Borrower may not elect to allocate such portion of the Installment Amount being paid pursuant to this Section 3.3 in the manner prescribed in Section 8.3; rather, Borrower must reduce the applicable Installment Amount by the Conversion Amount described in this Section 3.3.

4.

Defaults and Remedies.

4.1.

Defaults. The following are events of default under this Note (each, an “Event of Default”): (i) Borrower shall fail to pay any principal, interest, fees, charges, or any other amount when due and payable (or payable by Conversion) hereunder; or (ii) Borrower shall fail to deliver any Lender Conversion Shares in accordance with the terms hereof; or (iii) Borrower shall fail to deliver any

Installment Conversion Shares (as defined below) or True-Up Shares (as defined below) in accordance with the terms hereof; or (iv) a receiver, trustee or other similar official shall be appointed over Borrower or a material part of its assets and such appointment shall remain uncontested for twenty (20) days or shall not be dismissed or discharged within sixty (60) days; or (v) Borrower shall become insolvent or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any; or (vi) Borrower shall make a general assignment for the benefit of creditors; or (vii) Borrower shall file a petition for relief under any bankruptcy, insolvency or similar law (domestic or foreign); or (viii) an involuntary proceeding shall be commenced or filed against Borrower; or (ix) Borrower shall default or otherwise fail to observe or perform any covenant, obligation, condition or agreement of Borrower contained herein or in any other Transaction Document, other than those specifically set forth in this Section 4.1; or (x) Borrower shall become delinquent in its filing requirements as a fully-reporting issuer registered with the SEC or shall fail to timely file all required quarterly and annual reports and any other filings that are necessary to enable Lender to sell Conversion Shares or True-Up Shares pursuant to Rule 144; or (xi) any representation, warranty or other statement made or furnished by or on behalf of Borrower to Lender herein, in any Transaction Document, or otherwise in connection with the issuance of this Note shall be false, incorrect, incomplete or misleading in any material respect when made or furnished; or (xii) the occurrence of a Fundamental Transaction without Lender’s prior written consent; or (xiii) Borrower shall fail to maintain the Share Reserve as required under the Purchase Agreement; or (xiv) Borrower effectuates a reverse split of its Common Stock without twenty (20) Trading Days prior written notice to Borrower; or (xv) any money judgment, writ or similar process shall be entered or filed against Borrower or any subsidiary of Borrower or any of its property or other assets for more than $100,000, and shall remain unvacated, unbonded or unstayed for a period of twenty (20) calendar days unless otherwise consented to by Lender; or (xvi) Borrower shall fail to deliver to Lender original signature pages to all Transaction Documents within five (5) Trading Days of the Purchase Price Date; or (xvii) Borrower is not DWAC Eligible as of the date that is six (6) months after the Purchase Price Date.

4.2.

Cure Rights. If any event occurs that, if not cured, would be an Event of Default pursuant to Sections 4.1(ix), (x), (xi), (xiii), (xv), or (xvi) or Section 4.6, and such Event of Default is curable, the default may be cured (and no Event of Default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default, either (i) cures the default within fifteen (15) days, or (b) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender’s sole discretion to be sufficient to cure the default and thereafter diligently continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical. Moreover, if Borrower fails to deliver any Lender Conversion Shares, Installment Conversion Shares, or True-Up Shares to Lender as and when required pursuant to the terms of this Note, and such failure would constitute an Event of Default pursuant to Section 4.1(ii) or Section 4.1(iii) hereof, then with respect to the first two (2) such failures, Borrower may cure such default (and no Event of Default will have occurred) if Borrower, within five (5) days of the date Lender delivers written notice of such failure to Borrower and delivers the applicable Lender Conversion Shares, Installment Conversion Shares, or True-Up Shares to Lender. For the avoidance of doubt, the cure right set forth in the immediately preceding sentence shall only apply with respect to Borrower’s first two (2) failures to deliver Lender Conversion Shares, Installment Conversion Shares, or True-Up Shares pursuant to the terms of this Note.

4.3.

Remedies. Upon the occurrence of any Event of Default, Borrower shall within one (1) Trading Day of when it becomes aware of such event deliver written notice thereof via facsimile, email or reputable overnight courier (with next day delivery specified) (an “Event of Default Notice”) to Lender. At any time and from time to time after the earlier of Lender’s receipt of an Event of Default Notice and Lender becoming aware of the occurrence of any Event of Default, Lender may accelerate this Note by written notice to Borrower, with the Outstanding Balance becoming immediately due and payable in cash at the Mandatory Default Amount (as defined hereafter); provided, however, that upon receipt of such notice, Borrower may exercise its Borrower Offset Right set forth in Section 21 hereof, and in the event Borrower exercises such Borrower Offset Right within three (3) Trading Days of its receipt of such notice, the Mandatory Default Amount shall only apply to the Outstanding Balance, as reduced by the amount offset. Notwithstanding the foregoing, at any time following the occurrence of any Event of Default, Lender may, at its option, elect to increase the Outstanding Balance by applying the Default Effect (as defined below) (subject to the limitation set forth below) via written notice to Borrower without accelerating the Outstanding Balance, in which event the Outstanding Balance shall be increased as of the date of the occurrence of the applicable Event of Default pursuant to the Default Effect, but the Outstanding Balance shall not be immediately due and payable unless so declared by Lender (for the avoidance of doubt, if Lender elects to apply the Default Effect pursuant to this sentence, it shall reserve the right to declare the Outstanding Balance immediately due and payable at any time and no such election by Lender shall be deemed to be a waiver of its right to declare the Outstanding Balance immediately due and payable as set forth herein unless otherwise agreed to by Lender in writing). For purposes hereof, the “Default Effect” is calculated by multiplying the Conversion Eligible Outstanding Balance as of the date the applicable Event of Default occurred by (i) 15% for each occurrence of any Major Default, or (ii) 5% for each occurrence of any Minor Default, and then adding the resulting product to the Outstanding Balance as of the date the applicable Event of Default occurred, with the sum of the foregoing then becoming the Outstanding Balance under this Note as of the date the applicable Event of Default occurred; provided that the Default Effect may only be applied three (3) times hereunder with respect to Major Defaults and three (3) times hereunder with respect to Minor Defaults; and provided further that the Default Effect shall not apply to any Event of Default pursuant to Section 4.1(ii) hereof. Notwithstanding the foregoing, upon the occurrence of any Event of Default described in clauses (iv), (v), (vi), (vii) or (viii) of Section 4.1, Borrower’s Offset Right shall be deemed to be immediately exercised by Borrower and the remaining Outstanding Balance (after taking into account such offset) as of the date of acceleration shall become immediately and automatically due and payable in cash at the Mandatory Default Amount, without any written notice required by Lender. The “Mandatory Default Amount” means the greater of (i) the Outstanding Balance (including all Tranches, both Conversion Eligible Tranches and Subsequent Tranches that have not yet become Conversion Eligible Tranches) divided by the Installment Conversion Price (as defined below) on the date the Mandatory Default Amount is demanded, multiplied by the volume weighted average price (the “VWAP”) on the date the Mandatory Default Amount is demanded, or (ii) the Default Effect. At any time following the occurrence of any Event of Default, upon written notice given by Lender to Borrower and while any Event of Default continues, interest shall accrue on the Conversion Eligible Outstanding Balance beginning on the date the applicable Event of Default occurred at an interest rate equal to the lesser of 22% per annum or the maximum rate permitted under applicable law (“Default Interest”); provided, however, that no Default Interest shall accrue during the Fundamental Default Measuring Period (as defined below). Additionally, following the occurrence of any Event of Default, Borrower may, at its option, pay any Lender Conversion in cash instead of Lender Conversion Shares by paying to Lender on or before the applicable Delivery Date (as defined below) a cash amount equal to the number of Lender Conversion Shares set forth in the applicable Lender Conversion Notice multiplied by the highest intra-day trading price of the Common Stock that occurs during the period beginning on the date the applicable Event of Default occurred and ending on the date of the applicable Lender Conversion Notice. In connection with acceleration described herein, Lender need not provide, and Borrower hereby waives, any presentment, demand, protest or other notice of any kind, and Lender may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by Lender at any time prior to payment hereunder and Lender shall have all rights as a holder of the Note until such time, if any, as Lender receives full payment pursuant to this Section 4.3. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon. Nothing herein shall limit Lender’s right to pursue any other remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to Borrower’s failure to timely deliver Conversion Shares upon Conversion of the Notes as required pursuant to the terms hereof.

4.4.

Fundamental Default Remedies. Notwithstanding anything to the contrary herein, in addition to all other remedies set forth herein, after giving effect to the Lender Offset Right (as defined below), which shall occur automatically upon the occurrence of any Fundamental Default, the Fundamental Liquidated Damages Amount shall be added to the Outstanding Balance upon Lender’s delivery to Borrower of a notice (which notice Lender may deliver to Borrower at any time following the occurrence of a Fundamental Default) setting forth its election to declare a Fundamental Default and the Fundamental Liquidated Damages Amount that will be added to the Outstanding Balance.

4.5.

Certain Additional Rights. Notwithstanding anything to the contrary herein, in the event Borrower fails to make any payment or otherwise to deliver any Conversion Shares as and when required under this Note (subject to the cure rights set forth in Section 4.2 above) and such failure constitutes an Event of Default hereunder then (i) the Lender Conversion Price for all Lender Conversions occurring after the date of such failure to pay shall equal the lower of the Lender Conversion Price applicable to any Lender Conversion and the Market Price as of any applicable date of Conversion, and (ii) the true-up provisions of Section 11 below shall apply to all Lender Conversions that occur after the date of such failure to pay, provided that all references to the “Installment Notice” in Section 11 shall be replaced with references to a “Lender Conversion Notice” for purposes of this Section 4.5, all references to “Installment Conversion Shares” in Section 11 shall be replaced with references to “Lender Conversion Shares” for purposes of this Section 4.5, and all references to the “Installment Conversion Price” in Section 11 shall be replaced with references to the “Lender Conversion Price” for purposes of this Section 4.5.

4.6.

Cross Default. A breach or default by Borrower of any covenant or other term or condition contained in any Other Agreements (as defined below) shall, at the option of Lender, be considered an Event of Default under this Note, in which event Lender shall be entitled (but in no event required) to apply all rights and remedies of Lender under the terms of this Note. “Other Agreements” means, collectively, (a) all existing and future agreements and instruments between, among or by Borrower (or an affiliate), on the one hand, and Lender (or an affiliate), on the other hand, and (b) any financing agreement or a material agreement that affects Borrower’s ongoing business operations. For the avoidance of doubt, all existing and future loan transactions between Borrower and Lender and their respective affiliates will be cross-defaulted with each other loan transaction and with all other existing and future debt of Borrower to Lender.

5.

Unconditional Obligation; No Offset. Borrower acknowledges that this Note is an unconditional, valid, binding and enforceable obligation of Borrower not subject to offset (except as set forth in Section 21 below), deduction or counterclaim of any kind. Borrower hereby waives any rights of offset it now has or may have hereafter against Lender, its successors and assigns, and agrees to make the payments or conversions called for herein in accordance with the terms of this Note.

6.

Waiver. No waiver of any provision of this Note shall be effective unless it is in the form of a writing signed by the party granting the waiver. No waiver of any provision or consent to any prohibited action shall constitute a waiver of any other provision or consent to any other prohibited action, whether or not similar. No waiver or consent shall constitute a continuing waiver or consent or commit a party to provide a waiver or consent in the future except to the extent specifically set forth in writing.

7.

Rights Upon Issuance of Securities.

7.1.

Subsequent Equity Sales. Except with respect to Excluded Securities, if Borrower or any subsidiary thereof, as applicable, at any time this Note is outstanding, shall sell or issue any Common Stock to Lender or any third party for a price that is less than the then effective Lender Conversion Price, then such Lender Conversion Price shall be automatically reduced and only reduced to equal such lower issuance price (the “Reset Price”). Except with respect to Excluded Securities, if Borrower or any subsidiary thereof, as applicable, at any time this Note is outstanding, shall sell or grant any option to any party to purchase, or sell or grant any right to reprice, or issue any Common Stock, preferred shares convertible into Common Stock, or debt, warrants, options or other instruments or securities to Lender or any third party which are convertible into or exercisable for shares of Common Stock (together herein referred to as “Equity Securities”), including without limitation any Deemed Issuance (as defined herein), at an effective price per share less than the then effective Lender Conversion Price (such issuance, together with any sale of Common Stock, is referred to herein as a “Dilutive Issuance”), then, the Lender Conversion Price shall be automatically reduced and only reduced to equal such lower effective price per share. If the holder of any Equity Securities so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options, or rights per share which are issued in connection with such Dilutive Issuance, be entitled to receive shares of Common Stock at an effective price per share that is less than the Lender Conversion Price, such issuance shall be deemed to have occurred for less than the Lender Conversion Price on the date of such Dilutive Issuance, and the then effective Lender Conversion Price shall be reduced and only reduced to equal such lower effective price per share. Each such adjustment described above to the Lender Conversion Price shall be for a period of thirty (30) days from the first to occur of (i) the first date following the occurrence of a Dilutive Issuance that Borrower issues Conversion Shares to Lender at the Reset Price, (ii) the date on which Lender receives a Dilutive Issuance Notice (as defined below) from Borrower, or (iii) the date Borrower discloses the Dilutive Issuance in any filing with the SEC. Following the conclusion of each such thirty (30) day period, the Lender Conversion Price shall revert back to the Lender Conversion Price in place prior to the occurrence of any applicable Dilutive Issuance. For the avoidance of doubt, the foregoing reset provisions shall apply with respect to each separate Dilutive Issuance that occurs for so long as this Note remains outstanding. Borrower shall notify Lender, in writing, no later than the Trading Day following the issuance of any Common Stock or Equity Securities subject to this Section 7.1, indicating therein the applicable issuance price, or applicable Reset Price, exchange price, conversion price, or other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not Borrower provides a Dilutive Issuance Notice pursuant to this Section 7.1, upon the occurrence of any Dilutive Issuance, on the date of such Dilutive Issuance the Lender Conversion Price shall be lowered to equal the applicable Reset Price regardless of whether Borrower or Lender accurately refers to such lower effective price per share in any Installment Notice or Lender Conversion Notice.

7.2.

Adjustment of Lender Conversion Price upon Subdivision or Combination of Common Stock. Without limiting any provision hereof, if Borrower at any time on or after the Effective Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Lender Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. Without limiting any provision hereof, if Borrower at any time on or after the Effective Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Lender Conversion Price in effect immediately prior to such combination will be proportionately increased. Any adjustment pursuant to this Section 7.2 shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this Section 7.2 occurs during the period that a Lender Conversion Price is calculated hereunder, then the calculation of such Lender Conversion Price shall be adjusted appropriately to reflect such event.

7.3.

Other Events. In the event that Borrower (or any subsidiary) shall take any action to which the provisions hereof are not strictly applicable, or, if applicable, would not operate to protect Lender from dilution or if any event occurs of the type contemplated by the provisions of this Section 7 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then Borrower’s board of directors shall in good faith determine and implement an appropriate adjustment in the Lender Conversion Price so as to protect the rights of Lender, provided that no such adjustment pursuant to this Section 7.3 will increase the Lender Conversion Price as otherwise determined pursuant to this Section 7, provided further that if Lender does not accept such adjustments as appropriately protecting its interests hereunder against such dilution, then Borrower’s board of directors and Lender shall agree, in good faith, upon an independent investment bank of nationally recognized standing to make such appropriate adjustments, whose determination shall be final and binding and whose fees and expenses shall be borne equally by the parties.

8.

Borrower Installments.

8.1.

Installment Conversion Price. Subject to the adjustments set forth herein, the conversion price for each Installment Conversion (the “Installment Conversion Price”) shall be the lesser of (i) the Lender Conversion Price, and (ii) the Market Price.  For purposes hereof, the “Market Price” shall be equal to 70% (the “Conversion Factor”) of the average of the three (3) lowest Closing Bid Prices in the twenty (20) Trading Days immediately preceding the applicable Conversion, provided that if at any time the average of the three (3) lowest Closing Bid Prices in the twenty (20) Trading Days immediately preceding any date of measurement is below $0.015, then in such event the then-current Conversion Factor shall be reduced to 65% for all future Conversions (subject to other reductions set forth in this section). Notwithstanding the foregoing (or anything else herein to the contrary), in no event shall the Market Price be less than $0.01 unless Borrower agrees to a lower Market Price in writing. Additionally, if at any time Borrower is not DWAC Eligible as of any date that is six (6) months after the Purchase Price Date, then the then-current Conversion Factor will automatically be reduced by 5% for all future Conversions. If at any time after any date that is six (6) months after the Purchase Price Date, the Conversion Shares are not DTC Eligible, then the then-current Conversion Factor will automatically be reduced by an additional 5% for all future Conversions until the Company is again DTC Eligible. Finally, in addition to the Default Effect, if any Major Default occurs after the Effective Date, the Conversion Factor shall automatically be reduced for all future Conversions by an additional 5% for each of the first three (3) Major Defaults that occur after the Effective Date (for the avoidance of doubt, each occurrence of any Major Default shall be deemed to be a separate occurrence for purposes of the foregoing reductions in Conversion Factor, even if the same Major Default occurs three (3) separate times). For example, the first time Borrower is not DWAC Eligible, the Conversion Factor for future Conversions thereafter will be reduced from 70% to 65% for purposes of this example. Following such event, the first time the Conversion Shares are no longer DTC Eligible, the Conversion Factor for future Conversions thereafter will be reduced from 65% to 60% for purposes of this example. If, thereafter, there are three (3) separate occurrences of a Major Default pursuant to Section 4.1(iii), then for purposes of this example the Conversion Factor would be reduced by 5% for the first such occurrence, and so on for each of the second and third occurrences of such Major Default.

8.2.

Installment Conversions. Beginning on the date that is six (6) months after the Purchase Price Date and on the same day of each month thereafter until the Maturity Date (each, an “Installment Date”), Borrower shall pay to Lender the applicable Installment Amount due on such date, subject to the provisions of this Section 8. Payments of each Installment Amount may be made (a) in cash, or (b) by converting such Installment Amount into shares of Common Stock (“Installment Conversion Shares”, and together with the Lender Conversion Shares, the “Conversion Shares”) in accordance with this Section 8 (each an “Installment Conversion”, and together with Lender Conversions, a “Conversion”) per the following formula: the number of Installment Conversion Shares equals the portion of the applicable Installment Amount being converted divided by the Installment Conversion Price, or (c) by any combination of the foregoing, so long as the cash is delivered to Lender on the applicable Installment Date and the Installment Conversion Shares are delivered to Lender on or before the applicable Delivery Date. Notwithstanding the foregoing, Borrower will not be entitled to elect an Installment Conversion with respect to any portion of any applicable Installment Amount and shall be required to pay the entire amount of such Installment Amount in cash if on the applicable Installment Notice Due Date (defined below) there is an Equity Conditions Failure (as defined below), and such failure is not waived in writing by Lender. Moreover, in the event Borrower desires to pay all or any portion of any Installment Amount in cash, it must notify Lender in writing of such election and the portion of the applicable Installment Amount it elects to pay in cash not more than twenty-five (25) or less than ten (10) Trading Days prior to the applicable Installment Date. If Borrower fails to so notify Lender, it shall not be permitted to elect to pay any portion of such Installment Amount in cash unless otherwise agreed to by Lender in writing or proposed by Lender in an Installment Notice delivered by Lender to Borrower. Notwithstanding the foregoing or anything to the contrary herein, Borrower shall only be obligated to deliver Installment Amounts with respect to Tranches that have become Conversion Eligible Tranches and shall have no obligation to pay to Lender any Installment Amount with respect to any Tranche that has not become a Conversion Eligible Tranche. In furtherance thereof, in the event Borrower has repaid all Conversion Eligible Tranches pursuant to the terms of this Note, it shall have no further obligations to deliver any Installment Amount to Lender unless and until any Subsequent Tranche that was not previously a Conversion Eligible Tranche becomes a Conversion Eligible Tranche pursuant to the terms of this Note. Notwithstanding that failure to repay this Note in full by the Maturity Date is an Event of Default, the Installment Dates shall continue after the Maturity Date pursuant to this Section 8 until the Outstanding Balance is repaid in full, provided that Lender shall, in Lender’s sole discretion, determine the Installment Amount for each Installment Date after the Maturity Date.

8.3.

Allocation of Installment Amounts. Subject to Section 8.2 regarding an Equity Conditions Failure, for each Installment Date (each, an “Installment Notice Due Date”), Borrower may elect to allocate the amount of the applicable Installment Amount between cash and via an Installment Conversion, by email or fax delivery of a notice to Lender substantially in the form attached hereto as Exhibit B (each, an “Installment Notice”), provided, that to be effective, each applicable Installment Notice must be received by Lender not more than twenty-five (25) or less than ten (10) Trading Days prior to the applicable Installment Notice Due Date. If Lender has not received an Installment Notice within such time period, then Lender may prepare the Installment Notice and deliver the same to Borrower by fax or email. Following its receipt of such Installment Notice, Borrower may either ratify Lender’s proposed allocation in the applicable Installment Notice or elect to change the allocation by written notice to Lender by email or fax on or before 12:00 p.m. New York time on the applicable Installment Date, so long as the sum of the cash payments and the amount of Installment Conversions equal the applicable Installment Amount, provided that Lender must approve any increase to the portion of the Installment Amount payable in cash. If Borrower fails to notify Lender of its election to change the allocation prior to the deadline set forth in the previous sentence (and seek approval to increase the amount payable in cash), it shall be deemed to have ratified and accepted the allocation set forth in the applicable Installment Notice prepared by Lender. If neither Borrower nor Lender prepare and deliver to the other party an Installment Notice as outlined above, then Borrower shall be deemed to have elected that the entire Installment Amount be converted via an Installment Conversion. Borrower acknowledges and agrees that regardless of which party prepares the applicable Installment Notice, the amounts and calculations set forth thereon are subject to correction or adjustment because of error, mistake, or any adjustment resulting from an Event of Default or other adjustment permitted under the Transaction

Documents (an “Adjustment”). Furthermore, no error or mistake in the preparation of such notices, or failure to apply any Adjustment that could have been applied prior to the preparation of an Installment Notice may be deemed a waiver of Lender’s right to enforce the terms of any Note, even if such error, mistake, or failure to include an Adjustment arises from Lender’s own calculation. Borrower shall deliver the Installment Conversion Shares from any Installment Conversion to Lender in accordance with Section 9 below on or before each applicable Installment Date.

9.

Method of Conversion Share Delivery. On or before the close of business on the third (3rd) Trading Day following the Installment Date or the third (3rd) Trading Day following the date of delivery of a Lender Conversion Notice, as applicable (the “Delivery Date”), Borrower shall, provided it is DWAC Eligible at such time, deliver or cause its transfer agent to deliver the applicable Conversion Shares electronically via DWAC to the account designated by Lender in the applicable Lender Conversion Notice or Installment Notice. If Borrower is not DWAC Eligible, it shall deliver to Lender or its broker (as designated in the Lender Conversion Notice or Installment Notice, as applicable), via reputable overnight courier, a certificate representing the number of shares of Common Stock equal to the number of Conversion Shares to which Lender shall be entitled, registered in the name of Lender or its designee. For the avoidance of doubt, Borrower has not met its obligation to deliver Conversion Shares by the Delivery Date unless Lender or its broker, as applicable, has actually received the certificate representing the applicable Conversion Shares no later than the close of business on the relevant Delivery Date pursuant to the terms set forth above.

10.

Conversion Delays. If Borrower fails to deliver Conversion Shares or True-Up Shares in accordance with the timeframes stated in Sections 3, 8, 9, or 11, as applicable, Lender, at any time prior to selling all of those Conversion Shares or True-Up Shares, as applicable, may rescind in whole or in part that particular Conversion attributable to the unsold Conversion Shares or True-Up Shares, with a corresponding increase to the Outstanding Balance (any returned Conversion Amount will tack back to the Purchase Price Date for purposes of determining the holding period under Rule 144). In addition, for each Lender Conversion, in the event that Lender Conversion Shares are not delivered by the fourth Trading Day (inclusive of the day of the Lender Conversion), a late fee equal to the greater of (a) $500.00 per day and (b) 2% of the applicable Lender Conversion Share Value rounded to the nearest multiple of $100.00 (but in any event the cumulative amount of such late fees for each Lender Conversion shall not exceed 200% of the applicable Lender Conversion Share Value) will be assessed for each day after the third Trading Day (inclusive of the day of the Lender Conversion) until Lender Conversion Share delivery is made; and such late fee will be added to the Outstanding Balance (such fees, the “Conversion Delay Late Fees”). For illustration purposes only, if Lender delivers a Lender Conversion Notice to Borrower pursuant to which Borrower is required to deliver 100,000 Lender Conversion Shares to Lender and on the Delivery Date such Lender Conversion Shares have a Lender Conversion Share Value of $20,000.00 (assuming a Closing Sale Price on the Delivery Date of $0.20 per share of Common Stock), then in such event a Conversion Delay Late Fee in the amount of $500.00 per day (the greater of $500.00 per day and $20,000.00 multiplied by 2%, which is $400.00) would be added to the Outstanding Balance of the Note until such Lender Conversion Shares are delivered to Lender. For purposes of this example, if the Lender Conversion Shares are delivered to Lender twenty (20) days after the applicable Delivery Date, the total Conversion Delay Late Fees that would be added to the Outstanding Balance would be $10,000.00 (20 days multiplied by $500.00 per day). If the Lender Conversion Shares are delivered to Lender one hundred (100) days after the applicable Delivery Date, the total Conversion Delay Late Fees that would be added to the Outstanding Balance would be $40,000.00 (100 days multiplied by $500.00 per day, but capped at 200% of the Lender Conversion Share Value).

11.

True-Up. On the date that is twenty (20) Trading Days (a “True-Up Date”) from each date Borrower delivers Free Trading (as defined below) Installment Conversion Shares to Lender, there shall be a true-up where Borrower shall deliver to Lender additional Installment Conversion Shares

(“True-Up Shares”) if the Installment Conversion Price as of the True-Up Date is less than the Installment Conversion Price used in the applicable Installment Notice. In such event, Borrower shall deliver to Lender within three (3) Trading Days of the True-Up Date (the “True-Up Share Delivery Date”) a number of True-Up Shares equal to the difference between the number of Installment Conversion Shares that would have been delivered to Lender on the True-Up Date based on the Installment Conversion Price as of the True-Up Date and the number of Installment Conversion Shares originally delivered to Lender pursuant to the applicable Installment Notice. For the avoidance of doubt, if the Installment Conversion Price as of the True-Up Date is higher than the Installment Conversion Price set forth in the applicable Installment Notice, then Borrower shall have no obligation to deliver True-Up Shares to Lender, nor shall Lender have any obligation to return any excess Installment Conversion Shares to Borrower under any circumstance. For the convenience of Borrower only, Lender may, in its sole discretion, deliver to Borrower a notice (pursuant to a form of notice substantially in the form attached hereto as Exhibit C) informing Borrower of the number of True-Up Shares it is obligated to deliver to Lender as of any given True-Up Date, provided that if Lender does not deliver any such notice Borrower shall not be relieved of its obligation to deliver True-Up Shares pursuant to this Section 11. Notwithstanding the foregoing, if Borrower fails to deliver any required True-Up Shares on or before any applicable True-Up Share Delivery Date, then in such event the Outstanding Balance of this Note will automatically increase (under Lender’s and Borrower’s expectations that any such increase will tack back to the Purchase Price Date for purposes of determining the holding period under Rule 144) by a sum equal to the number of True-Up Shares deliverable as of the applicable True-Up Date multiplied by the Market Price for the Common Stock as of the applicable True-Up Date.

12.

Ownership Limitation. Notwithstanding anything to the contrary contained in this Note or the other Transaction Documents, if at any time Lender shall or would be issued shares of Common Stock under any of the Transaction Documents, but such issuance would cause Lender (together with its affiliates) to beneficially own a number of shares exceeding 4.99% of the number of shares of Common Stock outstanding on such date (including for such purpose the shares of Common Stock issuable upon such issuance) (the “Maximum Percentage”), then Borrower shall not knowingly issue to Lender shares of the Common Stock which would exceed the Maximum Percentage. For purposes of this section, beneficial ownership of Common Stock will be determined pursuant to Section 13(d) of the 1934 Act. The shares of Common Stock issuable to Lender that would cause the Maximum Percentage to be exceeded are referred to herein as the “Ownership Limitation Shares”. Borrower will reserve the Ownership Limitation Shares for the exclusive benefit of Lender. From time to time, Lender may notify Borrower in writing of the number of the Ownership Limitation Shares that may be issued to Lender without causing Lender to exceed the Maximum Percentage. Upon receipt of such notice, Borrower shall be unconditionally obligated to immediately issue such designated shares to Lender, with a corresponding reduction in the number of the Ownership Limitation Shares. Notwithstanding the forgoing, the term “4.99%” above shall be replaced with “9.99%” at such time as the Market Capitalization of the Common Stock is less than $10,000,000.00. Notwithstanding any other provision contained herein, if the term “4.99%” is replaced with “9.99%” pursuant to the preceding sentence, such increase to “9.99%” shall remain at 9.99% until increased, decreased or waived by Lender as set forth below. By written notice to Borrower, Lender may increase, decrease or waive the Maximum Percentage as to itself but any such waiver will not be effective until the 61st day after delivery thereof. The foregoing 61-day notice requirement is enforceable, unconditional and non-waivable and shall apply to all affiliates and assigns of Lender.

13.

Borrower Conversion Right. Notwithstanding anything to the contrary herein, at any time during which all of the Borrower Conversion Right Conditions are satisfied, Borrower shall have the right (the “Borrower Conversion Right”), exercisable on five (5) Trading Days prior written notice to Lender (such fifth Trading Day, the “Borrower Conversion Date”), to pay the entire Outstanding Balance in shares of Free Trading Common Stock (“Borrower Conversion Shares”) based on the following formula: the Outstanding Balance as of the date of such election divided by a conversion price of $0.10 (subject to adjustments pursuant to Section 7.2 above). In the event Borrower desires to exercise the Borrower Conversion Right, it must deliver written notice of such election (a “Borrower Conversion Right Notice”) to Lender at its registered address, which Borrower Conversion Right Notice shall: (i) state that Borrower is exercising its Borrower Conversion Right; (ii) certify to Lender that each of the Borrower Conversion Right Conditions is satisfied as of the Borrower Conversion Date, and (iii) set forth the number of Borrower Conversion Shares that Borrower will deliver to Lender and the Borrower Conversion Date. On the Borrower Conversion Date, Borrower shall deliver the Borrower Conversion Shares to Lender in the manner set forth in Section 9 above. If Borrower delivers a Borrower Conversion Right Notice to Lender and fails to deliver the Borrower Conversion Shares due to Lender within two (2) Trading Days of the Borrower Conversion Date, Borrower shall forever forfeit its Borrower Conversion Right.

14.

Payment of Collection Costs. If this Note is placed in the hands of an attorney for collection or enforcement prior to commencing arbitration or legal proceedings, or is collected or enforced through any arbitration or legal proceeding, or Lender otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note, then Borrower shall pay the costs incurred by Lender for such collection, enforcement or action including, without limitation, reasonable attorneys’ fees and disbursements. Borrower also agrees to pay for any costs, fees or charges of its transfer agent that are charged to Lender pursuant to any Conversion or issuance of shares pursuant to this Note.

15.

Opinion of Counsel. In the event that an opinion of counsel is needed for any matter related to this Note, Lender has the right to have any such opinion provided by its counsel. At Lender’s expense, Lender also has the right to have any such opinion provided by Borrower’s counsel.

16.

Governing Law. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of Utah, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Utah or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Utah. The provisions set forth in the Purchase Agreement to determine the proper venue for any disputes are incorporated herein by this reference.

17.

Resolution of Disputes.

17.1.

Arbitration of Disputes. By its acceptance of this Note, each party agrees to be bound by the Arbitration Provisions set forth as an Exhibit to the Purchase Agreement.

17.2.

Calculation Disputes. Notwithstanding the Arbitration Provisions, in the case of a dispute as to any Calculations (as defined in the Purchase Agreement), such dispute will be resolved in the manner set forth in the Purchase Agreement.

18.

Cancellation. After repayment or conversion of the entire Outstanding Balance (including without limitation delivery of True-Up Shares pursuant to the payment of the final Installment Amount, if applicable), this Note shall be deemed paid in full, shall automatically be deemed canceled, and shall not be reissued.

19.

Amendments. The prior written consent of both parties hereto shall be required for any change or amendment to this Note.

20.

Assignments. Borrower may not assign this Note without the prior written consent of Lender. This Note and any shares of Common Stock issued upon conversion of this Note may be offered, sold, assigned or transferred by Lender without the consent of Borrower.

21.

Offset Rights. Notwithstanding anything to the contrary herein or in any of the other Transaction Documents, (a) the parties hereto acknowledge and agree that Lender maintains a right of offset pursuant to the terms of the Investor Notes that, under certain circumstances, permits Lender to deduct amounts owed by Borrower under this Note from amounts otherwise owed by Lender under the Investor Notes (the “Lender Offset Right”), and (b) in the event of the occurrence of any Investor Note Default (as defined in the Investor Notes, or any other note issued by the initial Lender in connection with the Purchase Agreement), or at any other time, Borrower shall be entitled to deduct and offset any amount owing by the Lender under the Investor Notes from any amount owed by Borrower under this Note (the “Borrower Offset Right”). In the event of the exercise of either the Lender Offset Right or the Borrower Offset Right, the amount being offset shall be equal to the amount of the Subsequent Tranche as of the Purchase Price Date corresponding to the Investor Note being offset plus any interest accrued on such Subsequent Tranche from the Purchase Price Date to the date of the offset. In order to exercise the Borrower Offset Right, Borrower must deliver to Lender (i) a completed and signed Borrower Offset Right Notice in the form attached hereto as Exhibit D, (ii) the original Investor Note being offset marked “cancelled” or, in the event the applicable Investor Note has been lost, stolen or destroyed, a lost note affidavit in a form reasonably acceptable to Lender, and (iii) a check payable to Lender in the amount of $250.00. In the event that Borrower’s exercise of the Borrower Offset Right results in the full satisfaction of Borrower’s obligations under this Note, Lender shall return the original Note to Borrower marked “cancelled” or, in the event this Note has been lost, stolen or destroyed, a lost note affidavit in a form reasonably acceptable to Borrower. For the avoidance of doubt, Borrower shall not incur any Prepayment Premium set forth in Section 1 hereof with respect to any portions of this Note that are satisfied by way of a Borrower Offset Right.

22.

Time of the Essence. Time is expressly made of the essence with respect to each and every provision of this Note and the documents and instruments entered into in connection herewith.

23.

Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with the subsection of the Purchase Agreement titled “Notices.”

24.

Liquidated Damages. Lender and Borrower agree that in the event Borrower fails to comply with any of the terms or provisions of this Note, Lender’s damages would be uncertain and difficult (if not impossible) to accurately estimate because of the parties’ inability to predict future interest rates, future share prices, future trading volumes and other relevant factors. Accordingly, Lender and Borrower agree that any fees, balance adjustments, default interest or other charges assessed under this Note are not penalties but instead are intended by the parties to be, and shall be deemed, liquidated damages (under Lender’s and Borrower’s expectations that any such liquidated damages will tack back to the Closing Date for purposes of determining the holding period under Rule 144).

[Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed as of the Effective Date.

BORROWER:

VAPOR HUB INTERNATIONAL INC.

By:

Name:

Title:

ACKNOWLEDGED, ACCEPTED AND AGREED:

LENDER:

TYPENEX CO-INVESTMENT, LLC

By: Red Cliffs Investments, Inc., its Manager

By:

John M. Fife, President

[Signature Page to Secured Convertible Promissory Note]

140809v1

ATTACHMENT 1

DEFINITIONS

For purposes of this Note, the following terms shall have the following meanings:

A1.

“Adjusted Outstanding Balance” means the Outstanding Balance of this Note as of the date the applicable Fundamental Default occurred less any Conversion Delay Late Fees included in such Outstanding Balance.

A2.

“Approved Stock Plan” means any stock option plan which has been approved by the board of directors of Borrower, pursuant to which Borrower’s securities may be issued to any employee, officer, consultant or director for services provided to Borrower.

A3.

“Borrower Conversion Right Conditions” means that each of the following conditions has been satisfied as of the Borrower Conversion Date: (i) the average and median daily dollar volume of the Common Stock on its principal market for the previous twenty (20) Trading Days shall be greater than 50% of the Outstanding Balance as of the Borrower Conversion Date; and (ii) the Closing Sale Price for the Common Stock shall be greater than $0.30 on its principal market for the twenty (20) Trading Days immediately preceding the Borrower Conversion Date.

A4.

“Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on its principal market, as reported by Bloomberg, or, if its principal market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price (as the case may be) then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if its principal market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in “OTC Pink” by Pink OTC Markets Inc. (formerly Pink Sheets LLC), and any successor thereto. If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price (as the case may be) of such security on such date shall be the fair market value as mutually determined by Lender and Borrower. If Lender and Borrower are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 17.2. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

A5.

“Conversion Eligible Outstanding Balance” means the Outstanding Balance of this Note less the sum of the outstanding balances of each Subsequent Tranche that has not yet become a Conversion Eligible Tranche (i.e., Lender has not yet paid the outstanding balance of the Investor Note that corresponds to such Subsequent Tranche).

A6.

“Deemed Issuance” means an issuance of Common Stock that shall be deemed to have occurred on the latest possible permitted date pursuant to the terms hereof in the event Borrower fails to deliver Conversion Shares as and when required pursuant to Sections 3 or 8 of the Note. For the avoidance of doubt, if Borrower has elected or is deemed under Section 8.3 to have elected to pay an Installment Amount in Installment Conversion Shares and fails to deliver such Installment Conversion Shares, such failure shall be considered a Deemed Issuance hereunder even if an Equity Conditions Failure exists at that time or other relevant date of determination.

A7.

“DTC” means the Depository Trust Company.

A8.

“DTC Eligible” means, with respect to the Common Stock, that such Common Stock is eligible to be deposited in certificate form at the DTC, cleared and converted into electronic shares by the DTC and held in the name of the clearing firm servicing Lender’s brokerage firm for the benefit of Lender.

A9.

“DTC/FAST Program” means the DTC’s Fast Automated Securities Transfer Program.

A10.

“DWAC” means Deposit Withdrawal at Custodian as defined by the DTC.

Attachment 1 to Secured Convertible Promissory Note, Page 1

A11.

“DWAC Eligible” means that (i) Borrower’s Common Stock is eligible at DTC for full services pursuant to DTC’s operational arrangements, including without limitation transfer through DTC’s DWAC system, (ii) Borrower has been approved (without revocation) by the DTC’s underwriting department, (iii) Borrower’s transfer agent is approved as an agent in the DTC/FAST Program, (iv) the Conversion Shares are otherwise eligible for delivery via DWAC; and (v) Borrower’s transfer agent does not have a policy prohibiting or limiting delivery of the Conversion Shares via DWAC.

A12.

“Equity Conditions Failure” means that any of the following conditions has not been satisfied during any applicable Equity Conditions Measuring Period (as defined below): (i) with respect to the applicable date of determination all of the Conversion Shares are freely tradable under Rule 144 or without the need for registration under any applicable federal or state securities laws (in each case, disregarding any limitation on conversion of this Note); (ii) on each day during the period beginning one month prior to the applicable date of determination and ending on and including the applicable date of determination (the “Equity Conditions Measuring Period”), the Common Stock is listed or designated for quotation (as applicable) on any of The New York Stock Exchange, NYSE Amex, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market, the OTC Bulletin Board, the OTCQX, the OTCQB or the OTC Pink (each, an “Eligible Market”) and shall not have been suspended from trading on any such Eligible Market (other than suspensions of not more than two (2) Trading Days and occurring prior to the applicable date of determination due to business announcements by Borrower); (iii) on each day during the Equity Conditions Measuring Period, Borrower shall have delivered all shares of Common Stock issuable upon conversion of this Note on a timely basis as set forth in Section 9 hereof and all other shares of capital stock required to be delivered by Borrower on a timely basis as set forth in the other Transaction Documents; (iv) any shares of Common Stock to be issued in connection with the event requiring determination may be issued in full without violating Section 12 hereof (Lender acknowledges that Borrower shall be entitled to assume that this condition has been met for all purposes hereunder absent written notice from Lender); (v) any shares of Common Stock to be issued in connection with the event requiring determination may be issued in full without violating the rules or regulations of the Eligible Market on which the Common Stock is then listed or designated for quotation (as applicable); (vi) intentionally omitted; (vii) Borrower shall have no knowledge of any fact that would reasonably be expected to cause any of the Conversion Shares to not be freely tradable without the need for registration under any applicable state securities laws (in each case, disregarding any limitation on conversion of this Note); (viii) on each day during the Equity Conditions Measuring Period, Borrower otherwise shall have been in material compliance with each, and shall not have breached any, term, provision, covenant, representation or warranty of any Transaction Document; (ix) without limiting clause (viii) above, on each day during the Equity Conditions Measuring Period, there shall not have occurred an Event of Default or an event that with the passage of time or giving of notice would constitute an Event of Default; (x) on each Installment Notice Due Date and each Installment Date, the average and median daily dollar volume of the Common Stock on its principal market for the previous twenty (20) Trading Days shall be greater than $15,000.00; (xi) the Common Stock shall be DWAC Eligible as of each applicable Installment Notice Due Date, Installment Date or other date of determination; and (xii) on each Installment Notice Due Date and each Installment Date, the Market Price shall be greater than $0.01.

A13.

“Excluded Securities” means any shares of Common Stock, options, or convertible securities issued or issuable in connection with any Approved Stock Plan; provided that the option term, exercise price or similar provisions of any issuances pursuant to such Approved Stock Plan are not amended, modified or changed on or after the applicable date of issuance of such award.

A14.

“Free Trading” means that (a) the shares or certificate(s) representing the applicable shares of Common Stock have been cleared and approved for public resale by the compliance departments of Lender’s brokerage firm and the clearing firm servicing such brokerage, and (b) such shares are held in the name of the clearing firm servicing Lender’s brokerage firm and have been deposited into such clearing firm’s account for the benefit of Lender.

A15.

“Fundamental Default” means that Borrower either fails to pay the entire Outstanding Balance to Lender on or before the Maturity Date or fails to pay the Mandatory Default Amount within three (3) Trading Days of the date Lender delivers any notice of acceleration to Borrower pursuant to Section 4.3 of this Note.

A16.

“Fundamental Default Conversion Value” means the Adjusted Outstanding Balance multiplied by the highest Fundamental Default Ratio that occurs during the Fundamental Default Measuring Period.

A17.

“Fundamental Default Measuring Period” means a number of months equal to the Outstanding Balance as of the date the Fundamental Default occurred divided by the Installment Amount, with such number

Attachment 1 to Secured Convertible Promissory Note, Page 2

being rounded up to the next whole month; provided, however, that if Borrower repays the entire Outstanding Balance prior to the conclusion of the Fundamental Default Measuring Period, the Fundamental Default Measuring Period shall end on the date of repayment. For illustration purposes only, if the Outstanding Balance were equal to $125,000 as of the date a Fundamental Default occurred and if the Installment Amount were $28,500, then the Fundamental Default Measuring Period would equal five (5) months calculated as follows: $125,000/$28,500 equals 4.386, rounded up to five (5).

A18.

“Fundamental Default Ratio” means a ratio that will be calculated on each Trading Day during the Fundamental Default Measuring Period by dividing the Closing Sale Price for the Common Stock on a given Trading Day by the Lender Conversion Price (as adjusted pursuant to the terms hereof) in effect for such Trading Day.

A19.

“Fundamental Liquidated Damages Amount” means the greater of (i) (a) the quotient of the Outstanding Balance on the date the Fundamental Default occurred divided by the then-current Conversion Factor, minus (b) the Outstanding Balance on the date the Fundamental Default occurred, or (ii) the Fundamental Default Conversion Value.

A20.

“Fundamental Transaction” means that (y) (i) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, consolidate or merge with or into (whether or not Borrower or any of its subsidiaries is the surviving corporation) any other person or entity, provided, however, that a consolidation or merger of a subsidiary of Borrower with or into Borrower shall not be considered a Fundamental Transaction hereunder, or (ii) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of its respective properties or assets to any other person or entity, or (iii) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, allow any other person or entity to make a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding shares of voting stock of Borrower (not including any shares of voting stock of Borrower held by the person or persons making or party to, or associated or affiliated with the persons or entities making or party to, such purchase, tender or exchange offer), or (iv) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with any other person or entity whereby such other person or entity acquires more than 50% of the outstanding shares of voting stock of Borrower (not including any shares of voting stock of Borrower held by the other persons or entities making or party to, or associated or affiliated with the other persons or entities making or party to, such stock or share purchase agreement or other business combination), or (v) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, reorganize, recapitalize or reclassify the Common Stock, other than an increase in the number of authorized shares of Borrower’s Common Stock, or (z) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the 1934 Act and the rules and regulations promulgated thereunder) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding voting stock of Borrower.

A21.

 “Installment Amount” means $35,156.25 ($1,687,500.00 ÷ 48), plus the sum of any accrued and unpaid interest that has been added to the lowest-numbered then-current Conversion Eligible Tranche as of the applicable Installment Date and accrued, and unpaid late charges that have been added to the lowest-numbered then-current Conversion Eligible Tranche, if any, under this Note as of the applicable Installment Date, and any other amounts accruing or owing to Lender under this Note as of such Installment Date; provided, however, that, if the remaining amount owing under all then-existing Conversion Eligible Tranches or otherwise with respect to this Note as of the applicable Installment Date is less than the Installment Amount set forth above, then the Installment Amount for such Installment Date (and only such Installment Amount) shall be reduced (and only reduced) by the amount necessary to cause such Installment Amount to equal such outstanding amount.

A22.

“Lender Conversion Share Value” means the product of the number of Lender Conversion Shares deliverable pursuant to any Lender Conversion multiplied by the Closing Sale Price of the Common Stock on the Delivery Date for such Lender Conversion.

A23.

“Major Default” means any Event of Default occurring under Sections 4.1(i), (iii), (iv), (xi), or (xiv) of this Note.

Attachment 1 to Secured Convertible Promissory Note, Page 3

A24.

“Market Capitalization of the Common Stock” shall mean the product equal to (a) the average VWAP of the Common Stock for the immediately preceding fifteen (15) Trading Days, multiplied by (b) the aggregate number of outstanding shares of Common Stock as reported on Borrower’s most recently filed Form 10-Q or Form 10-K.

A25.

“Minor Default” means any Event of Default that is not a Major Default or a Fundamental Default.

A26.

“Optional Prepayment Liquidated Damages Amount” means an amount equal to the difference between (a) the product of (i) the number of shares of Common Stock obtained by dividing (1) the applicable Optional Prepayment Amount by (2) the Lender Conversion Price as of the date Borrower delivered the applicable Optional Prepayment Amount to Lender, multiplied by (ii) the Closing Sale Price of the Common Stock on the date Borrower delivered the applicable Optional Prepayment Amount to Lender, and (b) the applicable Optional Prepayment Amount paid by Borrower to Lender. For illustration purposes only, if the applicable Optional Prepayment Amount were $50,000.00, the Lender Conversion Price as of the date the Optional Prepayment Amount was paid to Lender was equal to $0.75 per share of Common Stock, and the Closing Sale Price of a share of Common Stock as of such date was equal to $1.00, then the Optional Prepayment Liquidated Damages Amount would equal $16,666.67 computed as follows: (a) $66,666.67 (calculated as (i) (1) $50,000.00 divided by (2) $0.75 multiplied by (ii) $1.00) minus (b) $50,000.00.

A27.

 “Trading Day” shall mean any day on which the Common Stock is traded or tradable for any period on the Common Stock’s principal market, or on the principal securities exchange or other securities market on which the Common Stock is then being traded.

Attachment 1 to Secured Convertible Promissory Note, Page 4

EXHIBIT A

TYPENEX CO-INVESTMENT, LLC

303 East Wacker Drive, Suite 1200

Chicago, Illinois 60601

Vapor Hub International Inc.

Date: __________________

Attn: Kyle Winther

67 W. Easy Street, Unit 115

Simi Valley, California 93065

LENDER CONVERSION NOTICE

The above-captioned Lender hereby gives notice to Vapor Hub International Inc., a Nevada corporation (the “Borrower”), pursuant to that certain Secured Convertible Promissory Note made by Borrower in favor of Lender on November 4, 2014 (the “Note”), that Lender elects to convert the portion of the Note balance set forth below into fully paid and non-assessable shares of Common Stock of Borrower as of the date of conversion specified below. Said conversion shall be based on the Lender Conversion Price set forth below. In the event of a conflict between this Lender Conversion Notice and the Note, the Note shall govern, or, in the alternative, at the election of Lender in its sole discretion, Lender may provide a new form of Lender Conversion Notice to conform to the Note. Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

A.

Date of Conversion:

____________

B.

Lender Conversion #:

 ____________

C.

Conversion Amount:

 ____________

D.

Lender Conversion Price:  _______________

E.

Lender Conversion Shares:  _______________ (C divided by D)

F.

Remaining Outstanding Balance of Note:  ____________*

G.

Remaining balance of Investor Notes: ____________*

H.    Outstanding Balance of Note net of balance of Investor Notes: ____________* (F minus G)

* Subject to adjustments for corrections, defaults, interest and other adjustments permitted by the Transaction Documents (as defined in the Purchase Agreement), the terms of which shall control in the event of any dispute between the terms of this Lender Conversion Notice and such Transaction Documents.

The Conversion Amount converted hereunder shall be deducted from the following Conversion Eligible Tranche(s):

Conversion Amount	Tranche No.

Additionally, $_________________ of the Conversion Amount converted hereunder shall be deducted from the Installment Amount(s) relating to the following Installment Date(s): __________________________________________.

Please transfer the Lender Conversion Shares electronically (via DWAC) to the following account:

Broker:

Address:

DTC#:

Exhibit A to Secured Convertible Promissory Note, Page 1

Account #:

Account Name:

To the extent the Lender Conversion Shares are not able to be delivered to Lender electronically via the DWAC system, deliver all such certificated shares to Lender via reputable overnight courier after receipt of this Lender Conversion Notice (by facsimile transmission or otherwise) to:

_____________________________________

_____________________________________

_____________________________________

Sincerely,

Lender:

TYPENEX CO-INVESTMENT, LLC

By: Red Cliffs Investments, Inc., its Manager

By:

John M. Fife, President

Exhibit A to Secured Convertible Promissory Note, Page 2

EXHIBIT B

Vapor Hub International Inc.

67 W. Easy Street, Unit 115

Simi Valley, California 93065

Typenex Co-Investment, LLC

Date: _____________

Attn: John Fife

303 East Wacker Dr., Suite 1200

Chicago, Illinois 60601

INSTALLMENT NOTICE

The above-captioned Borrower hereby gives notice to Typenex Co-Investment, LLC, a Utah limited liability company (the “Lender”), pursuant to that certain Secured Convertible Promissory Note made by Borrower in favor of Lender on November 4, 2014 (the “Note”), of certain Borrower elections and certifications related to payment of the Installment Amount of $_________________ due on ___________, 201_ (the “Installment Date”). In the event of a conflict between this Installment Notice and the Note, the Note shall govern, or, in the alternative, at the election of Lender in its sole discretion, Lender may provide a new form of Installment Notice to conform to the Note. Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

INSTALLMENT CONVERSION AND CERTIFICATIONS

AS OF THE INSTALLMENT DATE

A.

INSTALLMENT CONVERSION

A.

Installment Date: ____________, 201_

B.

Installment Amount:

 ____________

C.

Portion of Installment Amount Borrower elected to pay in cash: ____________

D.

Portion of Installment Amount to be converted into Common Stock: ____________ (B minus C)

E.

Installment Conversion Price:  _______________ (lower of (i) Lender Conversion Price in effect and (ii) Market Price as of Installment Date)

F.

Installment Conversion Shares:  _______________ (D divided by E)

G.

Remaining Outstanding Balance of Note:  ____________ *

H.

Remaining balance of Investor Notes: ____________*

I.

Outstanding Balance of Note net of balance of Investor Notes: ____________ (G minus H)*

* Subject to adjustments for corrections, defaults, interest and other adjustments permitted by the Transaction Documents (as defined in the Purchase Agreement), the terms of which shall control in the event of any dispute between the terms of this Installment Notice and such Transaction Documents.

B.

EQUITY CONDITIONS CERTIFICATION

1.

Market Capitalization of the Common Stock:________________

(Check One)

2.

_________ Borrower herby certifies that no Equity Conditions Failure exists as of the Installment Date.

Exhibit B to Secured Convertible Promissory Note, Page 1

3.

_________ Borrower hereby gives notice that an Equity Conditions Failure has occurred and requests a waiver from Lender with respect thereto. The Equity Conditions Failure is as follows:

____________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

Sincerely,

Borrower:

VAPOR HUB INTERNATIONAL INC.

By:

Name:

Title:

Exhibit B to Secured Convertible Promissory Note, Page 2

EXHIBIT C

Typenex Co-Investment, LLC

303 East Wacker Drive, Suite 1200

Chicago, Illinois 60601

Vapor Hub International Inc.

Date: __________________

Attn: _________________

67 W. Easy Street, Unit 115

Simi Valley, California 93065

TRUE-UP NOTICE

The above-captioned Lender hereby gives notice to Vapor Hub International Inc., a Nevada corporation (the “Borrower”), pursuant to that certain Secured Convertible Promissory Note made by Borrower in favor of Lender on November 4, 2014 (the “Note”), of True-Up Conversion Shares related to _____________, 201_ (the “Installment Date”). In the event of a conflict between this True-Up Notice and the Note, the Note shall govern, or, in the alternative, at the election of Lender in its sole discretion, Lender may provide a new form of True-Up Notice to conform to the Note. Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

TRUE-UP CONVERSION SHARES AND CERTIFICATIONS

AS OF THE TRUE-UP DATE

1.

TRUE-UP CONVERSION SHARES

A.

Installment Date: ____________, 201_

B.

True-Up Date: ____________, 201_

C.

Portion of Installment Amount converted into Common Stock:

 _____________

D.

True-Up Conversion Price:  _______________ (lower of (i) Lender Conversion Price in effect and (ii) Market Price as of True-Up Date)

E.

True-Up Conversion Shares:  _______________ (C divided by D)

F.

Installment Conversion Shares delivered: ________________

G.

True-Up Conversion Shares to be delivered: ________________ (only applicable if E minus F is greater than zero)

2.

EQUITY CONDITIONS CERTIFICATION (Section to be completed by Borrower)

A.

Market Capitalization of the Common Stock:________________

(Check One)

B.

_________ Borrower herby certifies that no Equity Conditions Failure exists as of the applicable True-Up Date.

Exhibit C to Secured Convertible Promissory Note, Page 1

C.

_________ Borrower hereby gives notice that an Equity Conditions Failure has occurred and requests a waiver from Lender with respect thereto. The Equity Conditions Failure is as follows:

____________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

Sincerely,

Lender:

TYPENEX CO-INVESTMENT, LLC

By: Red Cliffs Investments, Inc., its Manager

By:

John M. Fife, President

ACKNOWLEDGED AND CERTIFIED BY:

Borrower:

VAPOR HUB INTERNATIONAL INC.

By:

Name:

Title:

Exhibit C to Secured Convertible Promissory Note, Page 2

EXHIBIT D

Vapor Hub International Inc.

67 W. Easy Street, Unit 115

Simi Valley, California 93065

Typenex Co-Investment, LLC

Date: _____________

Attn: John Fife

303 East Wacker Dr., Suite 1200

Chicago, Illinois 60601

NOTICE OF EXERCISE

OF BORROWER OFFSET RIGHT

The above-captioned Borrower hereby gives notice to Typenex Co-Investment, LLC, a Utah limited liability company (the “Lender”), pursuant to that certain Secured Convertible Promissory Note made by Borrower in favor of Lender on November 4, 2014 (the “Note”), of Borrower’s election to exercise the Borrower Offset Right as set forth below. In the event of a conflict between this Notice of Exercise of Borrower Offset Right and the Note, the Note shall govern. Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

A.

Effective Date of Offset: ____________, 201_

B.

Amount of Offset:

 ____________

C.

Investor Note(s) Being Offset:  _______________

* Subject to adjustments for corrections, defaults, interest and other adjustments permitted by the Transaction Documents (as defined in the Purchase Agreement), the terms of which shall control in the event of any dispute between the terms of this Notice of Exercise of Borrower Offset Right and such Transaction Documents.

Sincerely,

Borrower:

VAPOR HUB INTERNATIONAL INC.

By:

Name:

Title:

Exhibit C to Secured Convertible Promissory Note, Page 3